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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 8, 1997 appearing in the Rehabilicare Inc. Annual Report on Form 10-KSB/A1 for the year ended June 30, 1997.



/s/  PRICE WATERHOUSE LLP

Minneapolis, MN
March 17, 1998